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                                                                   EXHIBIT 10.10

                   SECOND AMENDED AND RESTATED REVOLVING NOTE

RN-2                                                   Dated:  December 31, 2002

         FOR VALUE RECEIVED, the undersigned NEXTERA ENTERPRISES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Bank of America, N.A. (the "Lender") or registered assigns, on the Maturity Date, the aggregate unpaid principal amount of the loans made by the Lender to the Borrower as part of the Revolving Loan pursuant to the Second Amended and Restated Credit Agreement referred to below. The Borrower promises to pay interest from the date hereof, computed as provided in such Credit Agreement, on the aggregate principal amount of such loans from time to time unpaid at the per annum rate applicable to such unpaid principal amount as provided in such Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

         Payments hereunder shall be made to Fleet National Bank, as agent for the Lender, at 100 Federal Street, Boston, Massachusetts 02110.

         All loans made by the Lender as part of the Revolving Loan pursuant to the Second Amended and Restated Credit Agreement referred to below and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such loan then outstanding shall be endorsed by the Lender on the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower under this Note, such Second Amended and Restated Credit Agreement or any other Credit Document.

         This Note evidences borrowings under, and is entitled to the benefits of, and is subject to the provisions of, the Second Amended and Restated Credit Agreement dated as of December 31, 2002, as from time to time in effect (the "Second Amended and Restated Credit Agreement"), among the Borrower, certain of its Affiliates, the Lender and certain other parties. The principal of this Note is prepayable in the amounts and under the circumstances set forth in the Second Amended and Restated Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Second Amended and Restated Credit Agreement. Terms defined in the Second Amended and Restated Credit Agreement are used herein with the meanings so defined.

         In case an Event of Default shall occur and be continuing, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         This Note shall be governed by and construed in accordance with the law (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

         The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Second Amended and Restated Credit Agreement, and assents to extensions of time of payment, forbearance or other indulgence without notice.

         This Note amends and restates in its entirety the Amended and Restated Revolving Note, dated March 29, 2002 (the "Prior Revolving Note"), made by the Borrower to the order of the Lender. The Loan evidenced by the Prior Revolving Note will remain outstanding as of the date hereof and will constitute a continuing Credit Obligation hereunder and shall continue to be secured by the Credit Security. The execution and delivery of this Second Amended and Restated Revolving Note shall not be deemed to
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evidence or result in a novation or repayment and re-borrowing of the Loan evidenced by the Prior Revolving Note.

                                       NEXTERA ENTERPRISES, INC.



                                       By: /s/ Michael P. Muldowney
                                          --------------------------------------
                                          Name: Michael P. Muldowney
                                          Title: CFO
                                          Date: December 31, 2002


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